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Exhibit 10.71/B

               THE SUPPLEMENT OF AGREEMENT ON EQUITY TRANSFERENCE

                   (NO. MYWEB0012) ABOUT INVESTOR REPLACEMENT

                                                                No.myweb0012sup2

PARTY A : MyWeb Inc.Com (AMEX: MWB)
PARTY B : Beijing BE&E Group,                in Chinese
PARTY C : Beijing ShunTian Hang Investment & Management Co. Ltd. ___ in Chinese THE CONSULTANT : Beijing East Trade Investment Consultant Co. Ltd.___ in Chinese

DEFINITION:

Beijing ShunTianHang Investment & Management Co.Ltd is a company registered in The People's Republic of China headquartered in Beijing. [Register code:
1100001118289 (1-1)]

    Party A, Party B and The Consultant made the "Agreement on Equity Transfer" (No. myweb0012) (hereinafter referred to as "The Agreement") on the Dec
    25, 2000.and The Supplementary Entente on The Agreement (hereinafter referred to as the "The Entete") on Jan 22, 2001. After friendly discussion and negotiation, Party A, Party B, Party C and The Consultant all agree on the understanding that Party C shall replace Party B to acquire all rights &interests and to fulfill all obligations stipulated in The Agreement. On the basis of the mutual understanding, Party A, Party B, Party C and the Consultant all agree on the following articles:

1. Party B has invested RMB500,000 into Party A's wholly owned company in China--MyWeb Network System (Beijing) Co.Ltd. (hereinafter referred to as "MYWEBCO"). Party A, Party B, Party C and The Consultant all agree to modify article 1.1 of The Agreement about investment installment dates. Party C shall continue the investment into MYWEBCO according to the following schedule:

    ----------------------------------------------------------------------------
      Before Feb.15, 2001            Installment of RMB 500,000
    ----------------------------------------------------------------------------
      Before Mar. 1, 2001            Installment of RMB 2,000,000
    --------------------------------------- ------------------------------------

2. Party A shall provide Party C and the Consultant with the Legal Notification signed by an attorney or Party A's chairman of the board as stipulated in article 1.7 of the Agreement before Feb.15, 2001.

3. If Party C fails to adhere to the installment schedule in Clause 1, this Supplement will become void. 4. The Agreement on Equity Transfer (No.myweb0012) dated Dec 25, 2000 remains valid for Party A, Party C and The Consultant.

4. The Agreement on Equity Transfer (No.myweb0012) dated Dec 25, 2000 remains valid for Party A, Party C and The Consultant.

5. The Supplement is valid as soon as representatives of the four parties concerned sign and stamp on it. All other articles in The Agreement and the Entente stay valid.

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6.   Chinese version and English version of this Supplement both have four original documents. Each party signing the agreement possesses one Chinese version and one English version.

PARTY A: MY WEB INC. COM                      PARTY B: BEIJING BE&E GROUP

REPRESENTATIVE : Stamped & Signed             REPRESENTATIVE: Stamped & Signed

PARTY C: BEIJING SHUNTIAN HANG INVESTMENT & MANAGEMENT CO.LTD

REPRESENTATIVE: Stamped & Signed

THE CONSULTANT : BEIJING EAST TRADE INVESTMENT CONSULTANT CO. LTD

REPRESENTATIVE:

Signing Date: 2001/02/07



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